EXHIBIT 99.1

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of June 4, 2004 is made by and between Linmar Realty Company II LLC (the "Limited Liability Company"), a Delaware limited liability company, and Linmar Realty Company II (the "General Partnership"), a Pennsylvania general partnership comprised of two general partners: (i) Valley Fair Corporation, a Delaware corporation, and (ii) Schottenstein Stores Corporation, a Delaware corporation (each a "Partner", and collectively the "Partners").

RECITALS

The General Partnership's sole asset is that certain real property situate in Marshall Township, Allegheny County, Pennsylvania and identified as Block 9923-X, Lots 82129 and 88256 in the Deed Registry Office of Allegheny County (the "Property"), which Property is subject to that certain Amended and Restated Lease Agreement dated September 10, 1999 by and between the General Partnership, as landlord, and AE Stores Company, as tenant (the "Lease").

This Agreement provides for the merger (the "Merger") of the General Partnership into the Limited Liability Company, with the Limited Liability Company remaining as the surviving entity in such merger, all in accordance with the provisions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements herein contained, and intending to be legally bound, the parties hereto agree as follows:

ARTICLE I
INCORPORATION OF RECITALS

            1.1       The foregoing recitals and defined terms are incorporated by reference herein as if set forth at length.

ARTICLE II
THE MERGER

            2.1       The Merger.  Upon the terms and subject to the satisfaction or waiver, if permissible, of the conditions hereof, and in accordance with the laws of the State of Delaware, effective as of June 4, 2004, the General Partnership shall be merged with and into the Limited Liability Company.  Following the Merger, the existence of the General Partnership shall cease and the Limited Liability Company, operating and doing business under the name "Linmar Realty Company II", shall continue as the surviving entity (the "Surviving Entity") and shall be governed by the laws of the State of Delaware.  Concurrently with the completion of the Merger, the General Partnership shall assign and transfer to the Limited Liability Company all rights to the name "Linmar Realty Company II", and shall transfer of record any fictitious name previously filed with respect to such name.  All partnership interests of the Partners in the General Partnership outstanding immediately prior to the Effective Time (as defined in Section 2.2) shall by virtue of the Merger and without any action on the part of the holder thereof, automatically be converted into the right to receive the Merger Consideration (as hereinafter described) upon surrender of an assignment or other instrument of transfer with respect to such partnership interests.  As a result of the Merger and without any action on the part of any party, all partnership interests of the Partners in the General Partnership shall be cancelled, and the General Partners shall thereafter cease to have any rights with respect to such partnership interests or the General Partnership or any property thereof, except only the right to receive the applicable Merger Consideration (as hereinafter defined) to be issued or paid in consideration therefore.  All Merger Consideration issued or paid for the partnership interests of the Partners in the General Partnership in accordance with the terms of this Article II shall be deemed to have been issued or paid in full satisfaction of all rights of the Partners pertaining to such partnership interests in the General Partnership or any property thereof.

            2.2       Effective Time.  As soon as practicable after the satisfaction or waiver, if permissible, of all the conditions to the Merger, the parties shall cause the Merger to be consummated by causing articles of merger with respect to the Merger to be executed and filed in accordance with the relevant provisions of the laws of the State of Delaware.  The Merger shall become effective (the "Effective Time") at the time of the issuance by the Secretary of State of the State of Delaware of a certificate or articles of merger in accordance with the relevant provisions of the General Corporation Law of the State of Delaware (the "GCL").

            2.3       Effects of the Merger.  The Merger shall have the effects set forth in the GCL.

           2.4      Certificate of Organization and Operating Agreement.  The Certificate of Organization of the Limited Liability Company, as in effect immediately prior to the Effective Time, shall be the Certificate of Organization of the Surviving Entity.  The Operating Agreement of the Limited Liability Company, as in effect immediately prior to the Effective Time, shall be the Operating Agreement of the Surviving Entity.  Each Membership Interest of the Limited Liability Company issued and outstanding immediately prior to the Effective Time shall remain outstanding as one validly issued, fully paid and non-assessable Membership Interest of the Surviving Entity, so that thereafter the Members of the Limited Liability Company shall be the sole Members and owners of all Membership Interests of the Surviving Entity.

            2.5       Partners' Approval.  By executing this Agreement, the General Partnership and each of its Partners hereby approve this Agreement and the terms or the transactions contemplated herein.

            2.7       Merger Consideration; Payment.  Upon the Effective Time of the Merger, Schottenstein Stores Corporation and Valley Fair Corporation shall transfer to the Limited Liability Company, free and clear of all liens, claims, demands and encumbrances, all of its respective right, title and interest in and to its partnership interest in the General Partnership for an aggregate payment (the "Merger Consideration") of immediately available U.S. funds in the total amount of $20,000,000.  At the Closing, the General Partnership shall cause to be paid in full, from the Merger Consideration, the then outstanding principal balance and accrued interest due and owing on that certain loan from the Pennsylvania Industrial Development Authority to the General Partnership ("PIDA Loan").  The cash portion of the Merger Consideration shall be paid 99% to Schottenstein Stores Corporation, and 1% to Valley Fair Corporation.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF EACH PARTNER AND THE
GENERAL PARTNERSHIP

                Each Partner and the General Partnership, jointly and severally, represent and warrant to the Limited Liability Company as follows:

            3.1       Organization and Good Standing.  Each Partner is duly organized, validly existing and in good standing under the laws of the state of Delaware.

            3.2       Authority Relative to this Agreement.  Each Partner and the General Partnership have organizational power and authority to execute and deliver this Agreement, perform their respective obligations under this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery by each Partner and the General Partnership of this Agreement and the consummation by them of the transactions contemplated hereby have been duly authorized by all necessary organizational action by each Partner and the General Partnership, and no other organizational proceedings on the part of a Partner or the General Partnership are necessary with respect thereto.  This Agreement has been duly executed and delivered by each Partner and the General Partnership, and constitutes valid and binding obligations of each Partner and the General Partnership enforceable against each Partner and the General Partnership in accordance with its terms.

            3.3       No Violation.  The execution and delivery by each Partner and the General Partnership of this Agreement and the consummation of the transactions contemplated hereby, do not and will not (i) violate or result in a breach of any provision of the Articles of Incorporation, By-laws or other organizational documents of either Partner or of the partnership agreement of the General Partnership, (ii) result in a default, or give rise to any right of termination, modification or acceleration, or the imposition of a lien, mortgage, charge, security interest or other defect in title ("Encumbrance") on the Property owned by the General Partnership, under the terms or provisions of any agreement or other instrument or obligation to which either Partner or the General Partnership is a party or by which either Partner or the General Partnership may be bound, or (iii) violate any law or regulation, or any judgment, order or decree of any court, governmental body, commission, agency or arbitrator applicable to either Partner or the General Partnership.

            3.4       Consents and Approvals.  Except for the approval of the Board of Directors of each Partner, and the approval of each Partner as a general partner of the General Partnership, which approvals have been obtained prior to the execution of this Agreement, there is no requirement applicable to either Partner or the General Partnership to make any filing with, or to obtain any consent or approval from any person or entity, as a condition to the consummation of the transactions contemplated by this Agreement.

            3.5       Title to Partnership Interests and Membership Interests; No Agreements.  Each Partner owns of record and beneficially its respective partnership interest in the General Partnership free and clear of any Encumbrance, and upon delivery of and payment of the Merger Consideration as provided in this Agreement, the Limited Liability Company will acquire good and valid title thereto, free of any Encumbrance.  Upon receipt of the Merger Consideration, each Partner shall own of record and beneficially its respective Membership Interest in the Limited Liability Company free and clear of any Encumbrance, and upon the delivery of and payment of the Merger Consideration, the Limited Liability Company will acquire good and valid title thereto, free of any Encumbrance.  Neither Partner nor the General Partnership is a party to any agreement, understanding or arrangement relating to the partnership interests in the General Partnership, or its anticipated Membership Interests in the Limited Liability Company, other than this Agreement.

            3.6       The Property.

(a)  Contracts.  There are no contracts of any kind made by the General Partnership relating to the management, leasing, operation, maintenance or repair of the Property, except for (i) the Lease, and (ii) those "Contracts" listed on Exhibit "A" attached hereto and made a part hereof, all of which Contracts are terminable, without penalty, on no more than 30 days' written notice.  The General Partnership is not in default under the Lease or such Contracts, and the General Partnership has not received any notice alleging that it has failed to timely perform all of the obligations required to be performed by it, nor alleging that the General Partnership is otherwise in default under, the Lease or any of such Contracts.  To the best of the General Partnership's knowledge, the other party under the Lease or any of such Contracts is not in default in the performance of any such instrument or agreement, and the General Partnership has not sent any notice alleging any default by the other party.

(b)          Utilities.  The General Partnership has no knowledge, and has not received any written notice advising or alleging, of the existence of any fact or condition that would or could result in the termination or impairment of the furnishing of service to the Property of water, sewer, gas, electric, telephone, drainage or other utility services.

(c)          Employees.  The General Partnership has no employees.

(d)          Compliance with Laws and Codes.  The General Partnership has no knowledge, and has not received any written notice advising or alleging, that the Property and/or the use and operation thereof, are not in compliance with all applicable municipal and other governmental laws, ordinances, rules, regulations, codes (including environmental laws), licenses, permits and authorizations, and the General Partnership has no knowledge of any licenses, permits and other authorizations necessary for the use, occupancy and operation of the Property as it is presently being operated that have not been issued or maintained as required by applicable law.

(e)          Litigation.  There are no pending, or, to the General Partnership's knowledge, threatened, judicial, municipal or administrative proceedings affecting the Property, or in which the General Partnership is or will be a party by reason of it's ownership of the Property or any portion thereof, including, without limitation, proceedings for or involving condemnation, eminent domain, alleged building code or environmental or zoning violations, or personal injuries or property damage alleged to have occurred on the Property or by reason of the condition, use of, or operations on, the Property that are not covered or insured under the General Partnership's existing liability insurance policy.  No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending, or, to each Partner's and the General Partnership's actual knowledge, threatened, against a Partner or the General Partnership, nor are any of such proceedings contemplated by either Partner or the General Partnership.

            (f)          Insurance.  The General Partnership now has in force normal and customary casualty, liability and business interruption insurance relating to the Property (the "Insurance Policies").  The General Partnership has received no written notice from any insurance carrier alleging any defects or inadequacies in the Property that, if not corrected, would result in termination of insurance coverage or increase in the normal and customary cost of any or all of the Insurance Policies.

            (g)         Title.  The General Partnership is the owner of indefeasible fee simple title to the Property, free and clear of all liens, claims and Encumbrances except for the "Permitted Exceptions" set forth on Exhibit "B" attached hereto and made a part hereof.

            (h)        Re-Zoning.  The General Partnership is not a party to, nor does the General Partnership have any actual knowledge of, any pending or threatened proceeding for the rezoning of the Property or any portion thereof, or the taking of any other action by governmental authorities that would have an adverse or material impact on the value of the Property or use thereof.

            (i)           Real Estate Taxes.  The General Partnership has not received written notice of, and does not have any actual knowledge of, any proposed increase in the current assessed valuation of the Property.  There is not now pending, and the General Partnership agrees that it will not, without the prior written consent of the Limited Liability Company  (which consent will not be unreasonably withheld or delayed), institute prior to the Merger, any proceeding or application for a reduction in the real estate tax assessment of the Property or any other relief for any tax year.  Other than the amounts disclosed by the current Property tax bills, to the General Partner's knowledge, no other real estate taxes or assessments of any kind (special, bond or otherwise) are or have been levied against the Property, or any portion thereof, that are outstanding or unpaid.

            (j).          Condemnation; Access.  The General Partnership has no knowledge, and has not received any written notice advising it, of any pending or threatened condemnation or other governmental taking proceedings affecting all or any part of the Property.

            (k)          Permits and Licenses.  To the General Partnership's knowledge, all certificates of occupancy, licenses, certificates and permits and other governmental approvals (collectively the "Permits") necessary or appropriate for the current use and operation of the Property have been validly issued and continue in full force and effect, and the General Partnership has received no notice of any violation of the Permits or notice that the Property or its use is not in compliance with the Permits.

              (l)         Environmental Matters.  To the General Partnership's knowledge, no underground storage tanks exist at the Property, and the Property is not now and has not been contaminated by the presence of any substance, chemical or waste that is listed as hazardous, toxic or dangerous under any applicable, federal, state, county or local statute, rule, regulation or order ("Hazardous Substances") in a manner or in an amount that is in violation of applicable law such that it would require remediation, clean up or other response action under any applicable laws, statutes, codes, ordinances, orders, regulations and requirements of all federal, state, county and municipal governments, departments, boards, authorities, agencies, officials and officers ("Legal Requirements"), or has been the subject of any clean-up, remediation or response action under any Legal Requirements.

            3.7       Financial Statements.  The General Partnership has delivered to the Limited Liability Company true and correct copies of (a) the audited/examined balance sheets of the General Partnership as of December 31, 2001, 2002 and 2003 and statements of income for the twelve month periods then ended, together with the Notes thereto and the related reports, if any (collectively, the "Financial Statements").  To the best of the General Partnership's knowledge, the Financial Statements are true, complete and correct and have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly and accurately present the financial position and assets of the General Partnership as of their respective dates and set forth in full and reflect all indebtedness and liabilities of the General Partnership as of such dates; and the income statements fairly and accurately present the results of the General Partnership for the periods indicated and covered thereby.  Except for liabilities incurred in the ordinary course of business after December 31, 2003, and included on the books and records of the General Partnership which have been furnished to the Limited Liability Company, there is no liability (whether accrued, absolute, contingent or otherwise) which is not accurately reflected and adequately reserved against in the Financial Statements.

        3.8       Brokers or Finders.  None of the General Partnership, the Partners, nor any agent thereof has incurred any liability or obligation for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement or the transactions contemplated by this Agreement.

ARTICLE IV
 REPRESENTATIONS AND WARRANTIES OF THE LIMITED LIABILITY COMPANY

The Limited Liability Company hereby represents and warrants to the General Partnership and each of the Partners as follows:

            4.1       Organization and Good Standing.  The Limited Liability Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as it is now being conducted, to own and use the properties and assets that it purports to own or use.

            4.2       Authority Relative to this Agreement.  The Limited Liability Company has the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery by Limited Liability Company of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action by its member, and no other proceedings on the part of the Limited Liability Company are necessary with respect thereto.  This Agreement has been duly executed and delivered by the Limited Liability Company, and this Agreement constitutes valid and binding obligations of the Limited Liability Company enforceable against it in accordance with its terms.

            4.3       No Violation.  The execution and delivery by the Limited Liability Company of this Agreement does not and will not (i) violate or result in a breach of any provision of the Certificate of Organization, operating agreement, or other organizational documents of the Limited Liability Company, (ii) result in a default, or give rise to any right of termination, modification or acceleration under the terms, conditions or provisions of any agreement or other instrument or obligation to which the Limited Liability Company is a party or by which it may be bound, or (iii) violate any law or regulation, or judgment, order or decree of any court, governmental body, commission, agency or arbitrator applicable to the Limited Liability Company.

            4.4       Consents and Approvals.  Except for the approval of its member, which approval has been obtained as of the date of this Agreement, there is no requirement applicable to the Limited Liability Company to make any filing with, or to obtain any consent or approval from any person or entity, as a condition to the consummation of the transactions contemplated by this Agreement.

            4.5       Litigation.  There is no legal action pending or, to the knowledge of the Limited Liability Company, threatened (a) against the Limited Liability Company with respect to which there is a reasonable likelihood of a determination which would have a material adverse effect on the ability of the Limited Liability Company to consummate the transactions contemplated hereby or (b) which seeks to enjoin or prevent, or questions the validity of legality of, the consummation of the transactions contemplated hereby.

            4.6       Brokers or Finders.  Neither the Limited Liability Company nor any agent thereof  has incurred any liability or obligation for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement or the transactions contemplated by this Agreement.

            4.7       Source of Funds.   On the effective date of the Merger, the Limited Liability Company will have sufficient funds on deposit and available to consummate the transactions contemplated by the Agreement, including the delivery of the Merger Consideration and the full payment to each of the Partners of the Merger Consideration.

ARTICLE V
COVENANTS OF THE GENERAL PARTNERSHIP PRIOR TO MERGER DATE

            5.1       Investigation of the Property.  From the date hereof until the effective date of the Merger, the General Partnership will afford the Limited Liability Company and its representatives full access at all reasonable times to the Property on forty-eight (48) hour advance notice, and to all contracts and books and records of the General Partnership, in order to enable the Limited Liability Company to make a full investigation of the Property and the General Partnership.  The General Partnership will also furnish the Limited Liability Company with such financial, operating and other information relating to the General Partnership and the Property as the Limited Liability Company may reasonably request in making such investigation.

            5.2       Business Operations of the General Partnership and the Property.  The General Partnership will continue to conduct its business and the ownership of the Property in the ordinary course and consistent with past practice.  From the date hereof until the Closing, the General Partnership shall: (i) maintain proper business and accounting records; (ii) maintain the Property in good repair and condition, reasonable wear and tear and damage by insured casualty excepted, and perform all of its obligations under the Lease and the Contracts; (iii) maintain all presently existing insurance coverage under which it is a beneficiary; and (iv) pay its trade payables in a manner consistent with past practice, and pay its indebtedness when such indebtedness becomes due.

            5.3       Forbearances.  From the date hereof until the effective date of the Merger, the General Partnership will not, without the written consent of the Limited Liability Company, such consent not to be unreasonably withheld or delayed (i) sell, lease, transfer or encumber the Property or any other assets of the General Partnership except in the ordinary course of business, (ii) amend, cancel or assign any Contract, or (iii) enter into any new Contract.

            5.4       Subsequent Events. If any event shall occur after the date of this Agreement and prior to the effective date of the Merger which, had it occurred prior to the execution of this Agreement, should have been disclosed by the General Partnership to the Limited Liability Company in a representation and warranty or otherwise, then, upon the happening of such event, the General Partnership shall promptly make such disclosure to the Limited Liability Company.

            5.5       Efforts to Consummate.  Subject to the terms and conditions herein provided, the General Partnership and each of its Partners agree to use their reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to consummate, as promptly as practicable, the transactions contemplated hereby.

ARTICLE VI
COVENANTS OF  LIMITED LIABILITY COMPANY PRIOR TO MERGER DATE

            6.1       Subsequent Events.  If any event shall occur after the date of this Agreement and prior to the effective date of the Merger which, had it occurred prior to the execution of this Agreement, should have been disclosed by the Limited Liability Company to the General Partnership and the Partners, in a representation and warranty or otherwise, then, upon the happening of such event, the Limited Liability Company shall promptly make such disclosure to the General Partnership and the Partners.

            6.2       Efforts to Consummate.  Subject to the terms and conditions herein provided, the Limited Liability Company agrees to use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to consummate, as promptly as practicable, the transactions contemplated hereby.

ARTICLE VII
ADDITIONAL COVENANTS

            7.1       Expenses.  Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses.

            7.2       Public Announcements.  The parties will consult with each other before issuing any press releases or making any public statements with respect to this Agreement and will not issue any such press release or make any such public statement without the consent of the other, with such consent not unreasonably withheld, except for any press release or public statement required by law.

            7.3       Tax Matters.  It is anticipated that no real estate transfer taxes will be due and owing with respect to the Merger as contemplated herein; provided, however, that to the extent that any real estate transfer taxes are incurred in connection with the transactions contemplated by this Agreement, such real estate transfer taxes shall be the sole obligation of  the Limited Liability Company.

            7.4       Access for Books and Records.  The Partners shall retain all of the books and records of the General Partnership for a period of seven years after the effective date of the Merger or such longer time as may be required by law, and shall make such books and records (or copies thereof) available to the Limited Liability Company, or its representatives, at reasonable times and upon reasonable notice, after the Merger.

ARTICLE VIII
CONDITIONS TO OBLIGATIONS OF LIMITED LIABILITY COMPANY

            The obligations of the Limited Liability Company to consummate the transactions contemplated by this Agreement are subject to the fulfillment, or written waiver by the Limited Liability Company, at or prior to the effective date of the Merger of each of the following conditions:

            8.1       Representations and Warranties.  Except for changes contemplated by this Agreement, each of the representations and warranties of the Partners and the General Partnership contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the effective date of the Merger (except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall continue to be made as of such specified date), and each Partner and the General Partnership shall have delivered to the Limited Liability Company a certificate to that effect signed by an authorized officer.

            8.2       Performance of this Agreement.  The General Partnership and the Partners shall have complied in all material respects with all of their respective obligations.

            8.3       Consents and Approvals. The consents and approvals of all persons which the Partners or the General Partnership must obtain to effect the Merger shall have been obtained and all waiting periods, if any, specified by law with respect thereto have passed.

            8.4       No Material Change in the Condition of the Property.   No event, occurrence or development shall have taken place that has, had, or is likely to have a material adverse effect on the Property or any portion thereof, and no material change has occurred in the condition of the Property.  The physical condition of the Property shall be substantially the same on the Closing Date as on the date of this Agreement, reasonable wear and tear and damage by insured casualty, excepted, unless the alteration of said physical condition is as a result of changes made by or on behalf of the tenant.

ARTICLE IX
CONDITIONS TO OBLIGATIONS OF PARTNERS AND GENERAL PARTNERSHIP

            The obligations of the Partners and the General Partnership to consummate the transactions contemplated by this Agreement are subject to the fulfillment, or written waiver by the Partners and the General Partnership, at or prior to the effective date of the Merger of each of the following conditions:

            9.1       Representations and Warranties.  Each of the representations and warranties of the Limited Liability Company contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the effective date of the Merger, and the Limited Liability Company shall have delivered to each of the Partners and the General Partnership a certificate to that effect signed by its member.

            9.2       Performance of this Agreement.  The Limited Liability Company shall have complied in all material respects with all of its obligations under this Agreement.

            9.3       Consents and Approvals.   The consents and approvals of all persons which the Limited Liability Company must obtain to effect the Merger shall have been obtained and all waiting periods specified by law, if any, with respect thereto have passed.

ARTICLE X
CLOSING

            10.1     Closing.  The Merger (the "Closing") provided for in this Agreement will take place (a) at the offices McGuireWoods LLP, Pittsburgh, Pennsylvania, at 10:00 a.m. (local time) on the later of (i) June 4, 2004, or (ii) the third Business Day following the date on which the last of the conditions set forth in Articles VIII and IX have been satisfied or waived by the party entitled to waive the same, or (b) at such other time, place and date (if any) to which the parties may mutually agree (the "Closing Date").  As soon as practicable after the satisfaction or, if permissible, waiver of the conditions set forth in Articles VIII and IX hereof, the Limited Liability Company and the General Partnership shall execute in the manner required by the GCL and deliver to the Secretary of State of the State of Delaware duly executed articles of merger and the parties shall take such other and further actions as may be required by law to make the Merger effective.

            10.2     Deliveries by Partners and/or General Partnership.  At the Closing, the Partners and the General Partnership will deliver to the Limited Liability Company:
                       (a)        An assignment and transfer of (i) all of the Partners' right, title and interest in and to all of the partnership interests in the General Partnership, duly endorsed and free of all Encumbrances, in proper form to be tendered in the Merger, and (ii) the name "Linmar Realty Company II" and any fictitious name filing with respect thereto;

        (b)        Executed articles of merger as required in Section 10.1;

                        (c)        Certificates executed by the Partners and the General Partnership as required by Sections 8.1 and 8.2;

             10.3     Deliveries By The Limited Liability Company.  At the Closing, the Limited Liability Company will deliver to each of the Partners:

                        (a)        The Merger Consideration;

                        (b)        Executed articles of merger as required in Section 10.1;

                     (c)        Certificates executed by the Limited Liability Company as required by Sections 9.1 and 9.2;

                    (e)        The payment of the Merger Consideration to each of the Partners in exchange for an assignment and transfer of all of the Partners' right, title and interest in and to all of its partnership interests in the General Partnership, duly endorsed and free of all Encumbrances, in proper form to be tendered.

ARTICLE XI
INDEMNIFICATION; REMEDIES

            11.1     Indemnification by the Partners and the General Partnership.  Subject to the limitations contained in this Article, the Partners and the General Partnership, jointly and severally, will indemnify, defend and hold the Limited Liability Company and its members harmless from any damage, loss, liability or expense (including, without limitation, reasonable expenses of investigation and litigation and reasonable attorneys', accountants' and other professional fees) arising out of (i) a breach of any representation or warranty made by the Partners or the General Partnership in this Agreement, or (ii) a breach of any agreement of the Partners or the General Partnership contained in this Agreement, or (iii) any obligation or liability of the General Partnership as the owner of the Property, or as the lessor under the Lease, relating to or arising from or in connection with the acts or omissions of the General Partnership, its Partners, contractors, agents or representatives, occurring prior to the effective date of the Merger.

            11.2     Indemnification by the Limited Liability Company.  Subject to the limitations contained in this Article, the Limited Liability Company will indemnify, defend and hold the Partners and the General Partnership harmless from any damage, loss, liability or expense (including, without limitation, reasonable expenses of investigation and litigation and reasonable attorneys', accountants' and other professional fees) arising out of (i) a breach of any representation or warranty made by the Limited Liability Company in this Agreement, or (ii) a breach of any agreement of the Limited Liability Company contained in this Agreement, or (iii) any obligation or liability of the Limited Liability Company as the owner of the Property, or as the lessor under the Lease, arising after the date hereof and relating to or arising from or in connection with the acts or omissions of the Limited Liability Company, its members, contractors, agents or representatives, occurring on or after the effective date of the Merger.

            11.3     Third Party Claims.  The obligation of Partners and General Partnership to indemnify the Limited Liability Company, and the obligation of the Limited Liability Company to indemnify the Partners and the General Partnership, under the provisions of this Article with respect to claims resulting from the assertion of liability by those not parties to this Agreement (including governmental claims for penalties, fines and assessments), shall be subject to the following terms and conditions:

                                    (i)                  The indemnified party shall give prompt written notice to the indemnifying party of any assertion of liability by a Third Party which might give rise to a claim for indemnification, which notice shall state the nature and basis of the assertion and the amount thereof, to the extent known; provided, however, that no delay on the part of indemnified party in giving notice shall relieve the indemnifying party of any obligation to indemnify unless the indemnifying party is materially prejudiced by such delay.

                                    (ii)                If any action, suit or proceeding (a "Legal Action") is brought against the indemnified party with respect to which the indemnifying party may have an obligation to indemnify the indemnified party, the Legal Action shall be defended by the indemnifying party and such defense to include all proceedings for appeal or review which the indemnifying party shall reasonably deem appropriate.

                                    (iii)               Notwithstanding the provisions of the previous subsection of this Article, until the indemnifying party shall have assumed the defense of any such Legal Action, the defense shall be handled by the indemnified party.  If the defense of the Legal Action is handled by the indemnified party under the provisions of this subsection, the indemnifying party shall pay all legal and other expenses reasonably incurred by the indemnified party in conducting such defense.

                                    (iv)              In any Legal Action initiated by a Third Party and defended by the indemnifying party, (A) the indemnified party shall have the right to be represented by advisory counsel and accountants, at its own expense, (B) the indemnifying party shall keep indemnified party reasonably informed as to the status of such Legal Action at all stages thereof, whether or not the indemnified party is represented by its own counsel and (C) the parties shall allow to each other full access to books, records and documents and render such assistance as may be reasonably required in order to ensure the proper and adequate defense of the Legal Action, including but not limited to, providing any witnesses or persons with knowledge regarding such Legal Action.

                                    (v)                In any Legal Action initiated by a Third Party and defended by an indemnifying party, the indemnifying party shall not make settlement of any claim without the written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed.  Without limiting the generality of the foregoing, it shall not be deemed unreasonable to withhold consent to a settlement involving injunctive or other equitable relief against the indemnified party or its assets or employees or business.

            11.5     Survival; Investigation.  The representations and warranties of the parties contained in this Agreement shall survive any investigation by the other party and shall not terminate until the first anniversary of the Closing Date (the "Survival Date") at which time they shall lapse.  Notwithstanding the provisions of the preceding sentence, any representation or warranty in respect of which indemnification may be sought under this Article shall survive the Survival Date if written notice, given in good faith, of a specific breach thereof is given to the indemnifying party prior to the Survival Date, whether or not liability has actually been incurred.

ARTICLE XII
TERMINATION, AMENDMENT AND WAIVER

            12.1     Termination.  This Agreement may be terminated at any time prior to the Closing:

                                    (i)                  by mutual consent of the General Partnership and the Limited Liability Company;

                                    (ii)                by the General Partnership or the Limited Liability Company, as the case may be, if there has been a material breach by the other of a covenant or agreement contained herein, which breach is not cured within thirty days after the party seeking to terminate has notified the other party of its intention to terminate this Agreement pursuant to this clause, or if any condition which must be met by the other becomes impossible to fulfill; provided that the terminating party shall have performed and complied, in all material respects, with all covenants, agreements and conditions required by this Agreement to have been performed or complied with by such terminating party prior to such time; or

                                 (iii)               by the General Partnership or the Limited Liability Company if the Closing has not occurred by 11:59 PM on _____________,2004; provided that the terminating party shall have performed and complied, in all material respects, with all agreements and conditions required by this Agreement to have been performed or complied with by such terminating party prior to such time.

            12.2     Effect of Termination.  If this Agreement is terminated as provided above, it shall become wholly void and of no further force and effect, and there shall be no further liability or obligation on the part of either party except to pay such expenses as are required of it.

            12.3.    Amendment.  This Agreement may be amended at any time prior to the Closing, provided that any such amendment is approved, in writing, by each of the parties.  All representations and warranties which are true and correct, as modified and approved, shall be deemed true and correct for the purposes of Sections 8.1 and 9.1.

            12.4     Extension; Waiver.  At any time prior to the Closing Date, either party which is entitled to the benefits thereof may (i) extend the time for the performance of any of the obligations of the other party, (ii) waive a breach of a representation or warranty by the other party, or (iii) waive compliance by the other party with any of the agreements or conditions contained herein.  Any such extension or waiver shall be valid if set forth in a written instrument signed by the party giving the extension or waiver.

ARTICLE XIII
GENERAL PROVISIONS

            13.1     Notices.  All notices and other communications given hereunder shall be in writing.  Notices shall be effective when delivered, if delivered personally.  Otherwise, they shall be effective when sent to the parties at the addresses or numbers listed below, as follows:  (i) on the Business Day delivered (or the next Business Day following delivery if not delivered on a Business Day) if sent by a local or long distance courier, prepaid telegram, telefax or other facsimile means, or (ii) three days after mailing if mailed by registered or certified U.S. mail, postage prepaid and return receipt requested.

If to the General Partnership and the Partners to:

Linmar Realty Company II
                                c/o Schottenstein Stores Corporation
                                1800 Moler Road
                                Columbus, OH   43207
                                Attention:  Ben Kraner
                                Telefax No. _________________

With a copy to:
                Irwin Bain, General Counsel
                Schottenstein Stores Corporation
                1800 Moler Road
                Columbus, OH   43207

If to the Limited Liability Company to:

Linmar Realty Company II LLC
                                150 Thorn Hill Drive
                                Warrendale, PA 15806
                                Attention:  Neil Bulman
                                Telefax No.: 724-779-5776

with a copy to:

                                Alan B. Gordon
                                McGuireWoods, LLP
                                625 Liberty Avenue, 23rd Floor
                                Pittsburgh, PA 15222
                                Telefax No.:_____________________

Any person or entity may change the address or number to which notices are to be delivered to him, her or it by giving the other persons and entities named above notice of the change in the manner set forth above.

            13.2     Entire Agreement.  This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter (including any letter of intent) and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.

            13.3     Governing Law.  This Agreement shall be governed in all respects by the laws of the State of Delaware without regard to its choice of law rules.

            13.4     Assignment; Successors; No Third Party Rights.  No party to this Agreement may assign any of its rights or delegate any of its obligations under this Agreement (whether by operation of law or otherwise) without the prior written consent of the other parties.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the successors and permitted assigns of the parties.  Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.  This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

            13.5     Severability.  If any portion of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect.  Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

            13.6     No Waiver.  The rights and remedies of the parties to this Agreement are cumulative and not alternative.  Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver thereof, and no single or partial exercise by a party of its rights hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

            13.7     Further Assurances.  The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

            13.8     Counterparts.  This Agreement may be executed in one or more counterpart copies, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.  The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes.  Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

            13.9     Headings.  The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by their duly authorized officers.

LINMAR REALTY COMPANY II, a Pennsylvania General Partnership
By: Valley Fair Corporation, General Partner

By:  /s/ Ben R. Kraner
                Title: Vice-President

By:  Schottenstein Stores Corporation, General Partner

By: /s/ Ben R. Kraner
                Title: Senior Vice-President

 LINMAR REALTY COMPANY II LLC
                By:  AEO Management Co., member

By: /s/ Neil Bulman, Jr.
                Title: Vice-President